EXHIBIT 99.1

Lender Information Dated October 16, 2020

Key Statistics
TTM 6/30/2020 Adj. net sales (1)	$484mm
TTM 6/30/2020 Adj. EBITDA (1)	$55.7mm
TTM 6/30/2020 Adj. EBITDA (1)	11.5%
Customers served	~1100
Employees (2)	~930
Global manufacturing facilities (3)	11

(1) Includes pro forma adjustments to normalize the business and excludes financial impact of strategic toll customer with 2019A sales of ~$65mm.

(2) Direct employees, excluding contractors and corporate support positions.

(3) Includes one 50% owned JV in Russia.
1